Exhibit 99.2

Treating Agitation with Inhaled Loxapine (AZ-004): Efficacy Analyses in Patients with Schizophrenia or Bipolar Disorder

NR6-33

Robert S. Fishman, MD, Daniel A. Spyker, MD, PhD, James V. Cassella, PhD
Alexza Pharmaceuticals, Mountain View, CA

ABSTRACT

Objective: The purpose of this study is to analyze the components of efficacy from two Phase 3 clinical trials assessing the efficacy and safety of inhaled loxapine in treating agitation in patients with schizophrenia or bipolar disorder.

Methods: Each of the trials was randomized, double-blind, and placebo-controlled. Loxapine was administered via inhalation using the Staccato® system, which delivers thermally-generated drug aerosol to the deep lungs for rapid systemic absorption with IV-like kinetics. Consenting male and female adults, 18 to 65 years of age, who met DSM-IV criteria for schizophrenia (Study 301) or bipolar I disorder (Study 302), and presented with a relevant degree of agitation at baseline, were enrolled in the studies. A total of 344 patients with schizophrenia (SC) or 314 patients with Bipolar I disorder (BD) received a single inhalation of either 0 mg, 5 mg, or 10 mg of loxapine in an in-patient treatment facility. The primary efficacy assessment was the change from baseline at 2 hrs post dose using the Positive and Negative Syndrome Scale-Excited Component (PEC) total score. For each study, change from baseline for each of the 5 items comprising the total PEC score (hostility, uncooperativeness, excitement, poor impulse control, tension, each scored 1-7) was determined starting at 10 minutes post dose. In addition, patients were grouped by baseline severity of agitation (median split) using the total PEC scores for each study and response rates for the higher and lower agitation populations were compared.

Results: Each of the 5 items comprising the PEC scale improved with treatment, starting at 10–20 minutes after dosing. On average, each item improved 1-2 units from baseline over the first 2 hours post dose for both patient groups. The median PEC score at baseline was 17 across the 2 studies. For the 10 mg dose groups, there was on average an 8.3 (SC) and 8.5 (BD) unit improvement for patients ≤ 17 at baseline while there was on average an 8.9 (SC) and 9.7 (BD) unit improvement for patients > 17 at baseline.

Conclusion: The change in total PEC score observed with inhaled loxapine treatment derives from similar changes on each of the 5 items assessed. AZ-004 reduces agitation equally well in patients with higher or lower levels of agitation at baseline.

INTRODUCTION

- AZ-004 (inhaled loxapine) is being developed to provide a rapidly acting, noninvasive alternative for the treatment of agitation in patients with schizophrenia or bipolar disorder.
- AZ-004 is administered via inhalation using the *Staccato®* system, which delivers thermally generated drug aerosol to the lungs for rapid systemic absorption with IV-like kinetics.
- In separate Phase 3 studies in patients with schizophrenia (n=344) or bipolar disorder (n=314), there was a highly significant reduction in agitation (assessed by Positive and Negative Syndrome Scale-Excited Component [PEC]) after administration of 5 mg or 10 mg AZ-004, compared with placebo, starting as early as 10 minutes after dosing.

LOXAPINE BINDING PROFILE

Receptor	Loxapine	Clozapine	Olanzapine	Haloperidol
D1	18	290	52	120
D2	9.8	130	20	1.4
5-HT2A	2	8.9	50	120
α1	28	4	54	4.7
α2	250	33	170	1200
H1	5	1.8	2.8	440
M1	117	1.8	4.7	1600

Loxapine binds with high affinity to both dopamine D2 and serotonin 5-HT2A receptors, which is more characteristic of an atypical than a typical antipsychotic.

OBJECTIVES OF THE PHASE 3 STUDIES

- To assess the efficacy and safety of inhaled loxapine (AZ-004) for the acute treatment of agitation in schizophrenia patients (Study 301) and patients with bipolar disorder (Study 302)

PRIMARY ENTRY CRITERIA

- Male and female subjects (18 to 65 years)
- Willing / able to provide written informed consent
- Met DSM-IV criteria for schizophrenia (301) or bipolar I disorder (302)
- Clinically agitated at baseline with a total PEC score of ≥14 and at least 1 item of moderate severity (≥ 4 out of 7)
  - Five PEC items: poor impulse control, tension, hostility, uncooperativeness, and excitement
  - PEC was scored on a 1 (none) to 7 (severe) scale
- No acute intoxication or positive urine drug screen for psychostimulants

METHODS

- Patients received a single inhalation of either 0 mg (placebo), 5 mg, or 10 mg of loxapine in an in-clinic treatment facility
- Loxapine was administered via inhalation using the *Staccato®* system, which delivers thermally-generated drug aerosol with intravenous-like kinetics
- Lorazepam rescue was administered when needed at least 2 hours after the initial dose of study drug
- Each PEC item (hostility, uncooperativeness, excitement, poor impulse control, tension) was scored for severity on a scale of 1 (absent) to 7 (severe)
- Change from baseline in the PEC scale was assessed from 10 minutes to 24 hours post-dose
- Spontaneously reported adverse events (AEs) were recorded

Treating Agitation with Inhaled Loxapine (AZ-004): Efficacy Analyses in Patients with Schizophrenia or Bipolar Disorder Robert S. Fishman, MD, Daniel A. Spyker, MD, PhD, James V. Cassella, PhD Alexza Pharmaceuticals, Mountain View, CA STUDY DESIGN = PEC Assessment Dose #2 prn allowed > 2 hours after dose 1 Dose #3 prn allowed ^ 4 hours after dose 2 Rescue drug (IM lorazepam) allowed after Dose 2 N= 344 with schizophrenia (Study 301) N= 314 with bipolar disorder (Study 302) 115 patients (Study 301) 105 patients (Study 302) 116 patients (Study 301) 104 patients (Study 302) 113 patients (Study 301) 105 patients (Study 302) ITT Sample Staccato loxapine 10 mg Staccato loxapine 5 mg Staccato placebo B L 0 1 2 3 4 24 B L 0 1 2 3 4 24 B L 0 1 2 3 4 2 EFFICACY ASSESSMENT Primary Efficacy Endpoint: PEC absolute change from baseline at 2 h after Dose #1, compared with placebo Additional Assessments: Mean change from baseline in PEC (10, 20, 30, 45, 60, 90 minutes, 2, 4, 24 hours) Mean change from baseline in PEC (10, 20, 30, 45, 60, 90 minutes, 2, 4, 24 hours) stratified by median baseline PEC score Mean change from baseline for individual PEC items (10, 20, 30, 45, 60, 90 minutes, 2 hours) PATIENT CHARACTERISTICS Schizophrenia Patients Schizophrenia Patients Schizophrenia Patients Bipolar Disorder Patients Bipolar Disorder Patients Bipolar Disorder Patients Placebo (N = 115) 5 mg (N = 116) 10 mg (N = 113) Placebo (N = 105) 5 mg (N = 104) 10 mg (N = 105) Mean age, years 48.3 43.2 42.1 40.6 41.2 40.5 Mean duration of disease, years 18.8 16.5 18.2 12.0 12.8 11.7 Mean duration of current episode, days 6.9 6.1 7.6 6.2 6.2 5.0 Mean number previous hospitalizations 9.6 9.2 9.7 5.1 5.5 5.9 Male, % 70% 75% 77% 53% 45% 51% Smoker, % 78% 81% 86% 74% 76% 73% STACCATO DRUG DELIVERY SYSTEM Loxapine was delivered by oral inhalation using the Staccato system. The hand-held Staccato system provides rapid, reliable deep lung delivery of a drug using a thermally-generated condensation aerosol. A single inhalation actuates the controlled, rapid heating of a thin layer of excipient-free drug on a metal substrate. The time from breath-activated substrate heating to drug entry into the respiratory tract is less than 1 second. RAPIDLY HEATED DRUG FORMS PURE AEROSOL IN AIR STREAM During Inhalation (t ~ 0.1 s) Heated Substrate Airway Airwa y Heated Substrate Airway Airway Drug Aerosol During Inhalation (t ~ 0.5 - 1 s) Substrate heated by chemical exothermic reaction contained inside hermetically sealed package Substrate surface reaches temperature of ~400^C in ~100 ms Heat conducts into drug film and causes rapid drug vaporization Vapor-phase drug cools nearly instantaneously in air stream, causing condensation and aggregation of the drug into aerosol particles of 1 - 3.5 microns (MMAD) Entire drug film typically vaporized in less than 1 second after heating is initiated A single breath triggers vaporization and delivers drug

EFFICACY RESULTS

Study 301: Schizophrenia


Change in Total PEC Over Time*
Placebo (N=115)
5 mg (N=116)
10 mg (N=112)
Time after Treatment (hours)
Baseline PEC Total Score Distribution
Study 301: Frequency of PEC Total Score at Baseline
Response Based on PEC Baseline Median Split (≤ 17 vs. > 17)
Study 301: Change from PEC Baseline by Median Split
Placebo
5 mg
10 mg
Baseline PEC Distribution by Individual Item
Study 301: Mean Baseline Ratings for Individual PEC Items#
Placebo
AZ-004 5 mg
AZ-004 10 mg
Mean Rating
Poor Impulse Control
Tension
Hostility
Uncooperative-ness
Excitement
PEC Item
Change in Individual PEC Items at 2 Hrs Post Dose
Change in Individual PEC Item: Poor Impulse Control
Change in Individual PEC Item: Tension
Change in Individual PEC Item: Hostility
Change in Individual PEC Item: Uncooperativeness
Change in Individual PEC Item: Excitement

*In both studies, all time points for 10 mg vs. placebo were statistically significant (planned comparisons, all p's < 0.001). All time points for 5 mg vs. placebo were statistically significant (post hoc testing, all p's < 0.01)

#PEC Item Rating Scale: 3 = Mild; 4 = Moderate; 5 = Moderate-Severe.

Study 302: Bipolar Disorder


Change in Total PEC Over Time*
Time after Treatment (hours)
Baseline PEC Total Score Distribution
Study 302: Frequency of PEC Total Score at Baseline
Response Based on PEC Baseline Median Split (≤ 17 vs. > 17)
Study 302: Change from PEC Baseline by Median Split
Placebo
5 mg
10 mg
Baseline PEC Distribution by Individual Item
Study 302: Mean Baseline Ratings for Individual PEC Items#
Placebo
AZ-004 5 mg
AZ-004 10 mg
Mean Rating
Poor Impulse Control
Tension
Hostility
Uncooperative-ness
Excitement
PEC Item
Change in Individual PEC Items at 2 Hrs Post Dose
Change in Individual PEC Item: Poor Impulse Control
Change in Individual PEC Item: Tension
Change in Individual PEC Item: Hostility
Change in Individual PEC Item: Uncooperativeness
Change in Individual PEC Item: Excitement

*In both studies, all time points for 10 mg vs placebo were statistically significant (planned comparisons, all p's < 0.001). All time points for 5 mg vs placebo were statistically significant (post hoc testing, all p's < 0.01)

#PEC Item Rating Scale: 3 = Mild; 4 = Moderate; 5 = Moderate-Severe.

SUMMARY

- The novel anti-agitation product, *Staccato* loxapine, rapidly and significantly decreased agitation in patients with schizophrenia or bipolar I disorder in two Phase 3 trials
  - There was a highly significant reduction in agitation (as assessed by change in PEC) for the 5- and 10-mg dose groups compared with placebo starting as early as 10 minutes post-dose
  - Baseline total PEC scores and subscores (5 items) were similar across treatment groups in both Phase 3 studies.
  - The changes in total PEC score at 2 hours post-dose derive from similar changes on each of the 5 items assessed.
  - Mean changes from baseline on the individual items of the PEC were greater for the 5 mg and 10 mg groups, compared with placebo, at all time points across the two studies.
  - Each item of the PEC improved with treatment, starting 10 minutes after dosing. On average, each item improved 1-2 units from baseline over the first 2 hours post-dose for both patient groups
  - *Staccato* loxapine reduced agitation equally well in patients with higher or lower levels of baseline agitation